UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 26, 2023 (October 25, 2023)
ADOBE INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	ADBE	NASDAQ Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)
On October 25, 2023, the Board of Directors (the “Board”) of Adobe Inc. (“Adobe”) appointed Cristiano Amon to the Board, effective immediately. The appointment was made to fill a vacancy on the Board. Mr. Amon will serve a term of office expiring at Adobe’s 2024 Annual Meeting of Stockholders. Mr. Amon was also appointed to the Executive Compensation Committee of the Board.

There is no arrangement or understanding between Mr. Amon and any other persons pursuant to which he was selected as a director. Other than as disclosed herein, there are no transactions involving Adobe and Mr. Amon that Adobe would be required to report pursuant to Item 404(a) of Regulation S-K. Mr. Amon has entered into Adobe's standard form of indemnity agreement, the form of which is attached as Exhibit 10.12 to Adobe's Form 10-Q (File No. 000-15175) filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 26, 2009.

As a non-employee director, Mr. Amon will receive cash and equity compensation in accordance with Adobe’s FY ’23 and FY ’24 Non-Employee Director Compensation Policy, a copy of which is attached as Exhibit 10.11 to Adobe’s Form 10-K (File No. 000-15175) filed with the SEC on January 17, 2023. In connection with his appointment, Mr. Amon was granted an initial award of 289 restricted stock units on October 25, 2023. Additional information regarding Adobe’s compensation programs for the members of the Board is contained in Adobe's Definitive Proxy Statement filed on March 3, 2023.

A copy of the press release announcing the appointment of Mr. Amon to Adobe’s Board is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Incorporated by Reference
Exhibit Number	Exhibit Description	Form	Filing Date	Exhibit Number	SEC File No.	Filed Herewith

99.1	Press release issued on October 26, 2023 titled “Adobe Appoints Cristiano Amon to its Board of Directors”.					X
104	Cover Page Interactive Data File (the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE INC.

By:	/s/ DANA RAO
Dana Rao
Executive Vice President, General Counsel and Corporate Secretary

Date: October 26, 2023

3